SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                                  May 22, 1997
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                        Interlink Computer Sciences, Inc.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                                    Delaware
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)


      000-21077                                          94-2990567
---------------------                       ------------------------------------
(Commission File No.)                       (IRS Employer Identification Number)


                            47370 Fremont Boulevard,
                            Fremont, California 94538
                                 (510) 657-9800
             ------------------------------------------------------
                    (Address of Principal Executive Offices)


                                 Not Applicable
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.       Other Events.

         The purpose of this Current Report on Form 8-K is to report that Charles W. Jepson, President and Chief Executive Officer of Interlink Computer Sciences, Inc. (the "Company") and a member of the Company's Board of Directors, has resigned his positions effective May 22, 1997 to pursue personal interests. Ronald W. Braniff, a member of the Company's Board of Directors, has become the Company's acting Chief Executive Officer for an interim period until a new Chief Executive Officer can be identified.

Item 7.       Financial Statements and Exhibits.

The following exhibits are filed as part of this Report, where indicated.

(a)  Exhibits in accordance with Item 601 of Regulation S-K:

     Exhibit No.                        Description
     -----------                        -----------

     99.1                               Press Release dated May 22, 1997



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

INDEX TO EXHIBITS



     EXHIBIT                                              DESCRIPTION
     NUMBER

      99.1                                    Press Release dated May 22, 1997

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  Interlink Computer Sciences, Inc.


                                  By:  /S/ RONALD W. BRANIFF
                                     -------------------------------------------
                                           Ronald W. Braniff
                                           Chief Executive Officer



                                  Dated: May 30, 1997





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